



# NEOSTEM, INC. ("NBS")

## Investor Presentation

*March 2010*

NeoStem

YOUR CELLS • YOUR USE • YOUR LIFE

WWW.NEOSTEM.COM

# Forward-Looking Statements

Included in this presentation are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995, as well as historical information. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements, or industry results, to be materially different from anticipated results, performance or achievements expressed or implied by such forward-looking statements. When used in this prospectus, statements that are not statements of current or historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words "plan," "intend," "may," "will," "expect," "believe," "could," "anticipate," "estimate," or "continue" or similar expressions or other variations or comparable terminology are intended to identify such forward-looking statements. Additionally, statements concerning our ability to successfully develop the adult stem cell business at home and abroad, the future of regenerative medicine and the role of adult stem cells in that future, the future use of adult stem cells as a treatment option and the role of VSEL™ Technology in that future, and the potential revenue growth of such business are forward-looking statements. Our future operating results are dependent upon many factors, and our further development is highly dependent on future medical and research developments and market acceptance, which is outside its control. Forward-looking statements may not be realized due to a variety of factors, including, without limitation, (i) our ability to manage the business despite continuing operating losses and cash outflows; (ii) our ability to obtain sufficient capital or a strategic business arrangement to fund its operations and expansion plans, including meeting its financial obligations under various licensing and other strategic arrangements and the successful commercialization of the relevant technology; (iii) our ability to build the management and human resources and infrastructure necessary to support the growth of the business; (iv) competitive factors and developments beyond our control; (v) scientific and medical developments beyond our control; (vi) our inability to obtain appropriate governmental licenses or any other adverse effect or limitations caused by government regulation of the business; (vii) whether any of our current or future patent applications result in issued patents and our ability to obtain and maintain other rights to technology required or desirable for the conduct of our business; (viii) whether any potential strategic benefits of various licensing transactions will be realized and whether any potential benefits from the acquisition of these new licensed technologies will be realized; (ix) whether we can obtain the consents we may require to sublicensing arrangements from technology licensors in connection with technology development; (x) factors regarding our business in China and, generally, regarding doing business in China, including through our variable interest entity structure and other factors disclosed in the Company's prospectus on Form 424B1 filed with the SEC on February 12, 2010; and (xi) other risk factors discussed in the Company's periodic filings with the Securities and Exchange Commission which are available for review at www.sec.gov under "Search for Company Filings".

All forward-looking statements attributable to us are expressly qualified in their entirety by these and other factors. We undertake no obligation to update or revise these forward-looking statements, whether to reflect events or circumstances after the date initially filed or published, to reflect the occurrence of unanticipated events or otherwise, except to the extent required by federal securities laws.

# Company Overview

NeoStem, Inc.
(NYSE Amex: NBS)

- **U.S. Stem Cells** — 100%
- **China Stem Cells** — 100%
- **Suzhou Erye - Pharmaceuticals** — 51% interest acquired October 30, 2009

| Summary Profile | |
|---|---|
| Ticker | NBS (AMEX) |
| 2010 Trading Range | $1.26 - $2.15 |
| Market Cap [1] | $68.7 million |
| Corporate Headquarters | NYC |
| Subsidiary (location) | Suzhou Erye (China) – pharmaceuticals |

[1] *Based on 42.9 million shares outstanding and $1.40 closing price on 3/12/10.*

# Investment Summary

- **Adult stem cell platforms offer high margin, near and long-term revenue opportunities**
  - 2010 launches – orthopedic and anti-aging therapies in PRC; cosmetic and anti-aging therapies in Taiwan
  - Future – innovative VSEL$^{TM}$ technology therapies for cardiovascular, stroke, wound healing
- **Majority ownership interest in profitable and growing pharma business**
  - Estimated >$60 million in revenues for full year 2009
  - 7 new products in pipeline and several others under in-licensing negotiation
  - Benefit from $124 billion China healthcare spending initiative
- **Partnerships/collaborations in China to accelerate development & launch timelines**
  - Favorable regulatory and commercial landscape in China
- **Strong management team, advisors and board with significant U.S. and China experience**



# Key Company Milestones

**2006 - 2008**

- √ Appointed Dr. Robin Smith as CEO (2006)
- √ Purchased NeoStem assets (2006)
- √ Acquired world-wide VSEL™ technology license (2007)
- √ Received DoD earmark – adult stem cell therapy for wound healing (2008)
- √ Raised ~ $16 million

**2009 – 2010 to-date**

- √ Commenced operations in China
- √ In-licensed stem cell applications for cosmetic, orthopedic, wound healing
- √ Partnered with Enhance Biomedical – treatment network in PRC and Taiwan for stem cell therapeutics
- √ Acquired 51% stake in Suzhou Erye
- √ VSEL™ technology data reported at ASH
- √ NIH Grant & University of Michigan sponsored research agreement – stem cells for bone defects
- √ Received QETC certification from NYS for 2010
- √ Co-inventor of VSEL™ technology Dr. Mariusz Ratajczak joins Scientific Advisory Board
- √ Raised ~ $23 million

| As of May 2006 | As of March 2010 |
|---|---|
| Market Cap: $6M | Market Cap: $69M |

## Adult Stem Cell Initiatives
## U.S. & China

# Stem Cell Market Opportunity

**Attractive market with both near- and longer-term opportunities**

- **Fragmented market with significant barriers to entry**
- **Commercial opportunities already being realized ex-U.S.**
  - Expedited clinical and regulatory pathways compared to U.S.
  - Regulated by the Ministry of Health in China
- **Foundation for future market growth in the U.S.**
  - 40+ years treatment for cancer and anemia through bone marrow transplants
  - 2,700+ stem cell clinical trials ongoing *(www.clinicaltrials.gov)*
  - 16+ stem cell products expected to be approved by FDA, resulting in 1.9 million annual procedures, by 2017 *(RRY Publications)*
- **Global stem cell product market expected to reach $88 billion by 2014** *(Markets and Markets)*

# Leading U.S. Stem Cell Operations

**Adult stem cell banking**

- **Recurring revenue stream**
- **Minimally invasive procedure ("apheresis")**
- **Growing network in major metropolitan areas**
  - Expand to ten centers by end of 2010
- **East and West Coast processing locations through PCT**



**Adult stem cell R&D**

- **Global R&D HQ – Cambridge, MA**
  - Advanced equipment & talented research team
- **VSEL™ technology (very small embryonic-like stem cells)**



NeoStem

WWW.NEOSTEM.COM

# Proprietary Patent and Patent Applications

## Collection Process

- Low-dose, short course, cytokine induction of stem cell mobilization
- Collection of adult stem cells from peripheral blood of healthy individuals for future use
- Process for preparation and storage of collected stem cells
- Multiple storage vials

## Cell Type

- Identification, isolation, and use of very small embryonic-like stem cells
- Therapeutic treatment of diseases with very small embryonic-like stem cells

Cosmetic Surgery



## Delivery Technology

- Cutaneous wound healing with fibrin

Before | After



- Age-related tissue loss in face or other selected areas with growth factor
- Percutaneous administration of stem cells for cartilage and disc repairs

Non-closing fracture | 2 months post-BMSC



WWW.NEOSTEM.COM

# Progressive Stem Cell Environment in China

- Leverage platform to begin launching stem cell therapies in China in 2010
  - Different clinical/regulatory pathway vs. U.S. – MoH instead of SFDA
  - More receptive of advanced therapeutics such as stem cell therapy
  - Broader consumer acceptance of non-traditional therapies
  - Favorable medical tourism trend
  - Government – healthcare reform, innovative technologies/therapies
- Transfer knowledge and data to accelerate U.S. stem cell therapy development cost effectively



# Executing China Stem Cell Operations

## 2009 Milestones

- Established legal framework to commence operations in China
- Collaboration agreements with local partners
  - Wendeng Hospital
  - Qingdao Second Sanatorium
  - Enhance Biomedical Holdings
- Licensed space for stem cell R&D and processing facility in Beijing
- Acquired stem cell therapeutic delivery mechanisms

## 2010 Targets

- Complete collaborative partnership for stem cell banking business
- Launch 1st stem cell therapeutic procedure in orthopedics in PRC
- Create 1st anti-aging therapeutic program in PRC
- Open 1st anti-aging & cosmetic treatment center in Taiwan
- Initiate construction of Beijing stem cell facility
- Build additional collaborative relationships for future launches

# Cord Blood Stem Cell Banking Companies

- China Cord Blood (NYSE: CO)
  - Acquired by Pantheon China Acquisition Corp. in June 2009
  - 9/30/09 LTM revenue = $34.3 million
  - Current enterprise value = ~$350 million (10.2x LTM revenue)

- ViaCell, Inc.
  - Acquired by PerkinElmer, Inc. in October 2007
  - Transaction size = ~$300 million (5.1x LTM revenue at acquisition)
  - Premium of ~36% over market cap prior to announcement

*Source: Capital IQ*

# Stem Cell Therapeutic Companies

| | Cytori | Geron |
|---|---|---|
| Stem Cell Source | Adult (Autologous) Mesenchymal | Embryonic |
| Targeted Segments | System for Collection | Therapeutics |
| Targeted Geographies | U.S.<br>Europe | U.S. |
| Other Pharmaceuticals | None | Cancer (Phase II) |
| LTM Revenue | $14 million | $2 million |
| Approximate Enterprise Value | > $300 million | > $400 million |

*Sources: Capital IQ and company websites*

## Pharmaceuticals – China

# Large Chinese Pharmaceutical Opportunity

- **China announced $124 billion budget to improve healthcare system in 2009-11**
  - Provide universal medical service to China's 1.3 billion population
  - New Rural & Urban Cooperative Medical Insurance System – at least 90% of population will be covered by 2011
  - Construction of 30,000 new hospitals, clinics and healthcare centers
- **Pharmaceutical market forecasted to reach $78 billion by 2013**
  - China to become third largest drug market (behind U.S. and Japan)
- **Antibiotics market $8+ billion in 2007**
  - 24% annual average growth rate for previous three years
  - Many antibiotics will be covered as "essential medicines" under the new healthcare insurance system giving end users 100% payment coverage

# Erye – Profitable & Growing

- Vertically-integrated manufacturer of generic antibiotic Rx products and APIs
  - 7 cGMP-certified production lines
- Extensive distribution network covering all of PRC
  - No significant customer concentration
- 60% of current drug portfolio covered by insurance (expected to grow)
- Revenue has nearly doubled since 2007


Revenue ($ in millions)
$70
$60
$50
$40
$30
$20
$10
$0
$32
$50
> $60
2007 Actual
2008 Actual
2009 Estimate

NeoStem

WWW.NEOSTEM.COM

# Erye – Diversified Product Portfolio

**No single drug accounting for >10% of sales**

| Top Ten Drugs in 2009 (52.6% of Total Sales) | |
|---|---|
| Drugs | % of Sales |
| Acetylspiramycin | 7.5% |
| Oxacillin Sodium | 7.2% |
| Mezlocillin Sodium for injection | 6.9% |
| Amoxicillin Sodium & Sulbactam Sodium for injection | 6.5% |
| Cefoperazone Sodium & Sulbactam Sodium for injection | 5.2% |
| Amoxicillin & Potassium Clavulanate for injection | 4.6% |
| Furbencillin Sodium for injection | 4.0% |
| Ceftizozime Sodium for injection | 3.9% |
| Ampivillin Sodium & Sulbactam Sodium for injection | 3.7% |
| Azlocillin Sodium for injection | 3.1% |

# Erye - Significant Capacity Expansion

- New facility completed in 2009
  - Penicillin sterile API facility for solvent crystallization and freeze dried raw material drugs with two cGMP lines approved
- 2010 / 2011 targets
  - Penicillin powder for injection facility
  - Cephalosporin powder for injection facility
  - Oral API facility
  - Freeze dried powder for injection facility
  - Capsule facility
  - Sterile cephalosporin API facility
- Future
  - Additional buildings available for expansion





# Erye – Platform to Drive Growth

- **Current pipeline of 7 Rx drugs – one approved, three pending SFDA approval**
- **Growth strategy**
  - **Enhance R & D activities in China and the U.S.**
  - **In-license drugs with proven efficacy & efficacy that leverages new facility**
  - **Expand indications beyond anti-infectives**

| Pipeline Drugs | Form/Dosage | Indication | Status |
|---|---|---|---|
| Omeprazole | Capsules (20mg) | GERD | Approved – Pending Launch |
| Cloxacillin sodium | Sterile API | Anti-infective | Pending SFDA Review |
| Clindamycin phosphate | Injection (0.3, 0.6G) | Antibiotic | Pending SFDA Review |
| Adefovir | API & Capsules (10mg) | Hepatitis B / HIV | Pending SFDA Review |
| Faropenem sodium | API | Anti-infective | In Clinical Trials |
| Faropenem sodium | Tablet (0.1G) | Anti-infective | In Clinical Trials |
| Tiopronin Enteric-Coated | Capsules (0.1G) | Hepatitis B | In Clinical Trials |

# Chinese Pharmaceutical Companies

**($ in millions, except per share data and multiples)**

| Company Name | Ticker | Price 1/29/10 | EV | LTM Rev | LTM EPS | EV/ LTM Rev | Trailing P/ E |
|---|---|---|---|---|---|---|---|
| 3SBio | SSRX | $11.44 | 139.1 | 44.3 | 0.46 | 3.1x | 24.6x |
| China Biologic Products | CBPO | $9.91 | 229.0 | 94.5 | 0.38 | 2.4x | 26.0x |
| China Pharma Holdings | CPHI | $3.48 | 147.1 | 57.5 | 0.48 | 2.6x | 7.2x |
| China Sky One Medical | CSKI | $17.68 | 238.3 | 126.2 | 2.19 | 1.9x | 8.1x |
| Sinovac Biotech | SVA | $6.00 | 300.1 | 60.2 | 0.32 | 5.0x | 18.8x |
| Tianyin Pharma. | TPI | $3.58 | 80.0 | 46.7 | 0.33 | 1.7x | 11.0x |
| **Mean** | | | | | | **2.8x** | **15.9x** |
| **Median** | | | | | | **2.5x** | **14.9x** |

*Source: Capital IQ*

**Financials**

# Historical Income Statement

| ($ in 000s) | NBS | | CBH / Erye | |
|---|---|---|---|---|
| | LTM 9/30/09 | LTM 9/30/08 | LTM 9/30/09 | LTM 9/30/08 |
| Revenues | 192 | 207 | 58,001 | 46,147 |
| Gross Profit | 80 | 179 | 19,303 | 13,523 |
| *Gross Margin %* | *NM* | *NM* | *33.3%* | *29.3%* |
| Operating Inc. (Loss) | (16,175)[1] | (9,142) | 12,213 | 7,647 |
| *Operating Margin %* | *NA* | *NA* | *21.1%* | *16.6%* |
| Net Inc. (Loss) before Minority Int. | NA | NA | 9,525 | 6,040 |
| Minority Interest Expense | NA | NA | 5,487 | 3,556 |
| Net Inc. (Loss) | (16,209)[1] | (9,154) | 4,038 | 2,484 |

*Source: Company filings*

*[1] Includes $6.4 million related to the acquisition of CBH and the expansion into China.*

# Pro Forma Balance Sheet

| Pro Forma Balance Sheet[1] ($ in 000s) | 9/30/09 |
|---|---|
| Cash & Short-term Investments | 8,711 |
| Total Assets | 85,064 |
| Current Liabilities | 20,875 |
| Long-term Liabilities | 7,703 |
| Total Liabilities | 28,578 |
| Total Equity | 47,287 |

*Source: Company filings*

*[1] Pro forma for October 2009 acquisition of China Biopharmaceutical Holdings and its 51% ownership in Erye.*

# Ownership & Equity Data (as of 2/18/10)

| Ownership (post-offering) | % Outstanding | % Based on SEC Beneficial Ownership |
|---|---|---|
| Management & Directors (Excluding RimAsia) | 4.8% | 10.5% |
| EET / Fullbright (Erye Managers and Minority Interest Holder) | 8.0% | 10.2% |
| RimAsia | 28.7% | 46.3% |
| Enhance Biomedical Holdings (Strategic Partner) | 9.3% | 17.0% |
| Public / Other | 49.2% | 58.6% |

| Capitalization (Common Share Equivalent in 000s) | Shares Outstanding | % Outstanding |
|---|---|---|
| Convertible Redeemable Series B & C Preferred stock | 9,096 | 11.3% |
| Common Stock | 42,946 | 53.3% |
| Total Warrants; Average Exercise Price $2.69 | 18,436 | 22.9% |
| Total Options; Average Exercise Price $1.94 | 10,066 | 12.5% |
| Fully-diluted Shares Outstanding | 80,543 | 100.0% |

*Source: Company filings*

# Management and Boards

# Key Executives

| | |
|---|---|
| **Robin Smith, MD MBA**<br>CEO & Chairman of the Board | ▪ MD – Yale; MBA – Wharton<br>▪ Formerly President & CEO IP2M (HC multimedia), EVP & CMO HealthHelp (radiology management)<br>▪ Trustee of NYU Medical Center; Chairman of the Board of NYU Hospital for Joint Diseases (through November 2009) and Stem for Life Foundation |
| **Jian Zhang**<br>General Manager, Suzhou Erye | ▪ Joined Erye in 2003; extensive experience in the Chinese pharmaceutical industry<br>▪ Degree in Finance and Accounting from Central Television University<br>▪ Certified Public Accountant in China |
| **Peter Sun, MD**<br>General Manager, NeoStem (China) | ▪ Masters in Biotechnology & Pharmacology – University of British Columbia<br>▪ Licensed, endocrinologist; ~20 years of experience in pharmaceutical, biotech & medical<br>▪ Formerly with Sun Biomedical Labs; Panagin Pharma |
| **Larry May**<br>Chief Financial Officer | ▪ BS Business Administration – University of Missouri<br>▪ Formerly Treasurer & Controller at Amgen; SVP Finance & CFO at BioSource Intl<br>▪ Extensive experience building accounting, finance and IT operations |
| **Catherine Vaczy, Esq**<br>VP and General Counsel | ▪ BA – Boston College; JD – St. John's University<br>▪ Formerly VP of Legal and Associate General Counsel for Imclone Systems Inc.<br>▪ Formerly Corporate Counsel at Ross & Hardies, New York Office, Life Science Practice<br>▪ Member of the Board of Stem for Life Foundation |
| **Alan Harris, MD PhD FACP FRCP**<br>VP of Drug Development and Regulatory Affairs | ▪ MD – University of Strasbourg (France); PhD – Erasmus University (Netherlands)<br>▪ Currently Adjunct Prof of Pharmacology NYU Medical School; Formerly Assoc Prof of Medicine UCLA School of Medicine, Dir of Clinical Pharmacology Cedars-Sinai Medical Center<br>▪ Formerly with NPS Pharmaceuticals; Pfizer; Schering-Plough; Novartis |

# Board of Directors

| | |
|---|---|
| **Robin Smith, MD, MBA**<br>**CEO and Chairman** | ▪ See Key Executives |
| **Eric Wei**<br>**Managing Partner, RimAsia Capital Partners** | ▪ BS Mathematics & Economics – Amherst College; MBA – Wharton<br>▪ Experience – Founder/Managing Partner of RimAsia Capital Partners (private equity); Peregrine Capital, Prudential Securities, Lazard Freres, Citibank; Gilbert Global Equity PartnersCrimson Asia Capital Partners |
| **Mingsheng Shi, Chairman of the Board of Suzhou Erye Pharmaceutical** | ▪ Joined NeoStem Board of Directors in March 2010<br>▪ BSc Economics & Management – Party School of the Communist Party of China<br>▪ Professional title of Senior Economist<br>▪ Extensive experience in pharmaceutical industry in China |
| **Steven Myers**<br>**(Independent)** | ▪ BS Mathematics – Stanford University<br>▪ Experience – Founder/Chairman/CEO SM&A (competition management services); career in aerospace and defense sectors supporting DoD & NASA programs |
| **Drew Bernstein, CPA**<br>**(Independent)** | ▪ BS – University of Maryland Business School<br>▪ Licensed in State of New York; member AICPA, NYSSCPA and NSA<br>▪ Experience – Bernstein & Pinchuk LLP (member of BDO Seidman Alliance); PRC auditing; 200+ real estate transactions with $3B+ aggregate value; accountant and business advisor |
| **Richard Berman**<br>**(Independent)** | ▪ Over 35 years of venture capital, management, M&A experience<br>▪ Experience – Current Board of Directors of NexMed, Easylink Services International, Inc., Advaxis, Inc., Broadcaster, Inc., National Investment Managers |
| **Edward Geehr, MD**<br>**(Independent)** | ▪ BS – Yale University; MD – Duke University<br>▪ Experience – Abraxis Bio-Science; Allez Spine; IPC-The Hospitalist Company |

# Scientific Advisory Board

| | |
|---|---|
| **Wayne Marasco, MD, PhD** (Chairman) | ▪ Associate Professor, Dept of Cancer and Immunology & AIDS at Dana-Farber Cancer Institute; Associate Professor of Medicine at Harvard Medical School<br>▪ Leading NeoStem's independent research efforts and collaborations |
| **Douglas Losordo, MD (ACC, ADA, ASGCT)** | ▪ Director of the Feinberg Cardiovascular Research Institute at Northwestern's Feinberg School of Medicine<br>▪ Associate Editor of *Circulation Research* and serves on the editorial boards of *Circulation*, *Vascular Medicine*, and *Stem Cells*, among others. |
| **Vincent Falanga, MD** | ▪ Professor of Dermatology and Biochemistry at Boston University<br>▪ Chairman of Dermatology at Roger Williams Medical Center (RI) |
| **Ron Rothenberg, MD (FACEP)** | ▪ MD – Columbia University<br>▪ Founder of California Health Span Institute; Attending Physician at Scripps Memorial Hospital; previously Clinical Professor at UCSD School of Medicine<br>▪ $10^{th}$ M.D. in the world to be fully board certified by American Board of Anti-Aging Medicine |
| **Mariusz Ratajczak, MD, PhD** | ▪ World renowned investigator in adult stem cell and co-inventor of NeoStem's exclusively licensed VSEL™ technology<br>▪ Director of Stem Cell Institute at James Graham Brown Cancer Center; Professor in Department of Microbiology and Immunology – University of Louisville |
| **Richard Gatti, MD** | ▪ Professor at UCLA; Pathologist at UCLA Medical Center<br>▪ Early pioneer of bone marrow transplantation; leading authority in gene therapeutics<br>▪ Co-authored hundreds of papers on molecular ID/treatment of genetic disorders |
| **Vincent Giampapa, MD** | ▪ Board Certified Plastic Reconstructive Surgeon and Assistant Clinical Professor of Plastic and Reconstructive Surgery at University of Medicine and Dentistry of NJ<br>▪ Director of Plastic Surgery Center Intl; The Giampapa Institute for Anti-Aging Medical Therapy |

# Contact Information

## NeoStem, Inc.

**Robin Smith, MD, MBA**
***Chairman & CEO***
Phone: (212) 584-4174
Email: rsmith@neostem.com
http://www.neostem.com

## CCG Investor Relations, Inc.

**Lei Huang**
***Account Manager***
Phone: (646) 833-3417 (New York)
Email: lei.huang@ccgir.com
http://www.ccgir.com

**Crocker Coulson**
***President***
Phone: (646) 213-1915 (New York)
Email: crocker.coulson@ccgir.com

# Thank You





# NEOSTEM, INC. (“NBS”)

## Investor Presentation

NeoStem

YOUR CELLS • YOUR USE • YOUR LIFE

WWW.NEOSTEM.COM

# Appendix

# Stem Cell Wound Healing – Case Study #1

**Use of autologous bone marrow-derived cultured cells to treat chronic wounds (cells delivered under a film dressing; *Arch Dermatol, JAMA publication, 2003*)**


a
b
c
d
e
f

# Stem Cell Wound Healing – Case Study #2

A) Non-healing leg ulcer



B) During 3rd application of stem cells



C) Healing during treatment



D) Complete closure after 6 months – minimal scarring



# Stem Cell Wound Healing – Case Study #3


A) Double barreled syringe to spray stem cells


B) Large wound on the back after surgery to remove a skin cancer


C) Spraying stem cells into the wound


D) Wound completely healed after 7 weeks

# Size-based Separation of Apheresis Product by Elutra


2009. 10 16

Fraction 1 –
Platelets
and Serum

Fraction 2 –
Cells smaller than RBC, enriched in
very small embryonic-like stem cells

Fraction 3 –
Some RBC and
other cells

Fraction 4 –
Most of the RBCs

Fraction 5 –
80-90% of the Total
Nucleated Cells

# Size-based Separation of Apheresis Product by Elutra (Cont.)



Quantity of Very Small Embryonic-Like Stem Cells as a % of Total Nucleated Cells
% of Total Nucleated Cells
0.35
0.30
0.25
0.20
0.15
0.10
0.05
0.00
VSELs
Apheresis product
Fraction 1
Fraction 2
Fraction 3
Fraction 4
Fraction 5

**VSEL™ Technology can be enriched by size-based separation (Elutriation) of various cell fractions in the Apheresis product (n=3)**

- Fraction 1 (Flow rate 20 mL/min)
- Fraction 2 (50 mL/min), highly enriched in very small embryonic-like stem cells and can be used to harvest purified populations of very small embryonic-like stem cell for clinical applications
- Fraction 3 (70 mL/min)
- Fraction 4 (90 mL/min)
- Fraction 5 (>90 mL/min)

NeoStem
WWW.NEOSTEM.COM

# Erye – Drug Approval Track Record

| Year | Description | Dosage | Approval Date |
|---|---|---|---|
| 2007 | amoxicillin sodium & sulbactam sodium for injection | 0.375g | 05/20/07 |
| | piperacillin sodium & tazobactam sodium for injection | 1.125g | 04/18/07 |
| | piperacillin sodium & tazobactam sodium for injection | 2.25g | 04/18/07 |
| | piperacillin sodium & tazobactam sodium for injection | 3.375g | 04/18/07 |
| | piperacillin sodium & tazobactam sodium for injection | 4.5g | 04/18/07 |
| | cefminox sodium for injection | 0.5g | 11/09/07 |
| | cefminox sodium for injection | 1.0g | 11/09/07 |
| 2008 | Ozagrel for injection | 80mg | 03/11/08 |
| | sulbenicillin sodium | raw material | 03/18/08 |
| | Azithromycin capsules | 0.25g | 05/08/08 |
| | Vecuronium Bromide | raw material | 09/22/08 |
| 2009 | piperacillin sodium & sulbactam sodium for injection | 1.5g | 01/09/09 |
| | piperacillin sodium & sulbactam sodium for injection | 3.0g | 01/09/09 |
| | Diammonium Glycyrrhizinate capsules | 50mg | 04/05/09 |
| | Omeprazole Enteric-coated Capsules | 20mg | 12/15/09 |

NeoStem
WWW.NEOSTEM.COM

# Patent and Patent Application Details

| | Patent/Application Titles | Country | Patent/Application Numbers | Date Filed |
|---|---|---|---|---|
| Collection Process | "Elective Collection and Banking of Autologous Peripheral Blood Stem Cells." | US | 11/396,238 | 03/30/06 |
| | | Canadian | 2548580 | 04/05/04 |
| | "Processing Procedure for Peripheral Blood Stem Cells." | US | 11/763,655 | 06/15/07 |
| | | European | 07809600.95 | 06/15/07 |
| | | Chinese | 200780030328.6 | 06/15/07 |
| | "Mesenchymal Stem Cells Isolated from Mobilized Peripheral Blood" | US | 61/266,825 | 12/04/09 |
| | "Method of Isolation of Stem Cell Populations from Peripheral Blood Using Size-Based Separation" | US | 61/266,860 | 12/04/09 |
| VSEL™ Technology | "Very Small Embryonic-Like Stem Cells and Methods of Isolating and Using the Same." | US | 12/096,754 | 11/02/06 |
| | | US | 12/261,958 | 10/30/08 |
| | | European | 06827358.0 | 11/02/06 |
| | | Chinese | 200680052508.X | 11/02/06 |
| | "Transplantation of Very Small Embryonic-Like Stem Cells for Cardiac Repair Following Myocardial Infarction." | US | PCT/US2008/081832 | 10/30/08 |
| | "Methods for Isolating Very Small Embryonic-Like Stem Cells from Cord Blood." | US | PCT/US2009/005414 | 09/30/09 |
| Wound Healing | "Autologous Bone Marrow-Derived Cultured Mesenchymal Stem Cells Delivered in a Fibrin Spray Accelerate Healing in Murine and Human Cutaneous Wounds" | US | 61/039,941 | 03/27/07 |
| | | US | 12/413,250 | 03/27/09 |
| | | US | PCT/US2009/038666 | 03/27/09 |
| Tissue Restoration | "Method and Compositions for Restoration of Age Related Tissue Loss in the Face or Selected Areas of the Body." | *US* | *Patent no 7414021 issued on 8/19/08* | |
| | | US | 12/218,334 | 07/14/08 |
| | "Method and Composition for Restoration of Age Related Tissue Loss in the Face or Selected Areas of the Body." | US | 61/175,275 | 05/04/09 |
| Bone and Cartilage Repair | "Mesenchymal Stem Cell Isolation and Transplantation Method and System to be Used in a Clinical Setting." | US | 60/761,441 | 01/24/06 |
| | | US | PCT/US2007/60889 | 01/23/07 |
| | | European | 07762515.0 | 01/23/07 |
| | | Hong Kong | 09103392.9 | 01/23/07 |
| | | Canadian | 2640185 | 01/23/07 |
| | | US | 12/161,911 | 11/07/08 |
| | "Methods and Compositions for Optimized Expansion and Implantation of Mesenchymal Stem Cells." | US | 11/773,774 | 07/05/07 |
| | | US | PCT/US2008/68202 | 06/25/08 |
| | "Compositions to Promote Implantation and Engraftment of Stem Cells." | US | 61/014,987 | 12/19/07 |
| | | US | PCT/US2008/87452 | 12/18/08 |
| | "Compositions and Methods for Cartilage Repair." | US | 61/036,551 | 03/14/08 |
| | | US | PCT/US2009/037126 | 03/13/09 |
| | "Methods and Compositions for Intervertabral Disc Repair." | US | 61/120,098 | 12/05/08 |
| | | US | 61/154,874 | 02/24/09 |